UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 10, 2012

Bimini Capital Management, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32171	72-1571637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3305 Flamingo Drive, Vero Beach, Florida 32963
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (772) 231-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                      OTHER ITEMS.

On February 10, 2012, Bimini Capital Management, Inc. (the “Company”) issued a press release announcing the tax treatment for dividends paid or declared on the Company’s common stock in 2011.  Stockholders are encouraged to discuss their specific tax treatment of dividends on the Company’s common stock with their personal tax advisors.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

Exhibit 99.1 – Press Release of Bimini Capital Management, Inc. dated February 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2012	BIMINI CAPITAL MANAGEMENT, INC

	By:	/s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer